  Hanesbrands FAQs    Updated July 30, 2020 – New or updated information is in red    General and Current Period FAQs    (1)    Q:   What is factored into your 2020 guidance?  A:   Due to the uncertainty and unpredictability of the COVID‐19 pandemic and the current lack of visibility in the global  business environment, we are not providing third quarter or full‐year 2020 guidance at this time.        (2)    Q:   Can you comment on your liquidity position?  A:   We believe our current liquidity position is strong.  We ended the second quarter with approximately $1.8 billion of  liquidity, consisting of cash on our balance sheet and the unused portions of our revolving credit facilities.  We believe  we have a significant capital cushion that maximizes our operating flexibility in the current uncertain environment,  positions us to take advantage of current and future opportunities, and positions us to grow the business going  forward.      (3)    Q:   Can you provide any additional information regarding the exited programs in 2019?  A:   Supplemental Table B – Rebased Information dated February 7, 2020 can be found on our investor relations website  (www.hanes.com/investors).  Supplemental Table B provides a quarterly rebased P&L and rebased revenue and  operating profit for our Innerwear and Activewear segments for 2019.  This table reflects the exited C9 Champion  program at Target and the DKNY Intimates license.          (4)    Q:   Are you impacted by the increased tariffs on products coming into the U.S. from China?  A:   Unlike the vast majority of the apparel industry, our exposure to China is minimal.  We do not own any manufacturing  operations in China.  Of our third‐party sourced units for the U.S. market, China represents less than 3% of our U.S.  costs.  We have action plans in place that are expected to further reduce imports from China to the U.S. over the next  12 – 18 months.      (5)    Q:   What is your long‐term capital allocation strategy and what are your priorities for 2020?  A:   Our long‐term capital allocation strategy is to effectively deploy our significant, consistent cash flow to generate the  best long‐term returns for our shareholders.  Over time, our goal is for our leverage ratio of net debt‐to‐adjusted  EBITDA to be in a range of 2 to 3 times.  Our strategy is to use our cash flow from operations to first fund capital  investments and our dividend.  When we are within our targeted leverage range, we intend to use debt for  acquisitions and use excess free cash flow, which is defined as cash from operations less capital expenditures and  dividends, to repurchase stock.  When we are outside of our targeted leverage range, we plan to use excess free cash  flow to pay down debt.               Due to the COVID‐related uncertainty, our priority for 2020 is to preserve cash and ensure we have ample liquidity in  order to maximize our operating flexibility in the current environment.  We believe this positions us to take advantage  of current and future opportunities.  With respect to capital allocation for the remainder of 2020, we have reduced  our capital expenditures to critical needs and we have suspended share repurchases.          1

  (6)    Q:   Do you believe your business model can continue to deliver long‐term double‐digit total shareholder returns?  A:   Yes.  We continue to diversify our business model to be in a position to provide more consistent organic revenue  growth and optimize our strong cash flow.  Over the past several years, we have significantly diversified our business  model by investing in our core brands, investing in our online operations, and investing in international expansion to  provide us with multiple paths for delivering growth and long‐term shareholder returns.  We believe we have  diversified in a way that the combination of our organic and acquisition strategies provides us the ability to deliver  revenue and EPS growth and when you layer on the returns from deploying our significant levels of cash flow, we  believe we are well positioned for long‐term double‐digit total shareholder returns.      (7)    Q:   How does a change in currency exchange rates impact your financial results?  A:   Changes in exchange rates between the U.S. Dollar and other currencies can impact our financial results in two  ways; a translation impact and a transaction impact.  The translation impact refers to the impact that changes in  exchange rates can have on our published financial results.  Similar to many multi‐national corporations that  publish financial results in U.S. Dollars, our revenue and profit earned in local foreign currencies is translated back  into U.S. Dollars using an average exchange rate over the representative period.  A period of strengthening in the  U.S. Dollar results in a negative impact to our published financial results (because it would take more units of a  local currency to convert into a dollar).  The opposite is true during a period of weakening in the U.S. Dollar.  The  transaction impact on financial results is common for apparel companies that source goods because these goods  are purchased in U.S. Dollars.  The transaction impact from a strengthening dollar would be negative to our  financial results (because the U.S. Dollar‐based costs would convert into a higher amount of local currency units,  which means a higher local‐currency cost of goods, and in turn, a lower local‐currency gross profit).  The  transaction impact  from exchange rates is typically recovered over time with price increases.  However, during  periods of rapid change in exchange rates, pricing is unable to change quickly enough.  In these situations, it could  make sense to hedge the exchange rate exposure in sourcing costs.        ***For prior FAQs please see our prior Securities and Exchange Commission reports, including our Current Reports on  Form 8‐K.***          # # #  Charges for Actions and Reconciliation to GAAP Measures  To supplement our financial guidance prepared in accordance with generally accepted accounting principles, we provide  quarterly and full‐year results and guidance concerning certain non‐GAAP financial measures, including adjusted EPS,  adjusted net income, adjusted operating profit (and margin), adjusted SG&A, adjusted gross profit (and margin), EBITDA,  adjusted EBITDA and net debt.      Adjusted EPS is defined as diluted EPS excluding actions and the tax effect on actions. Adjusted net income is defined as  net income excluding actions and the tax effect on actions. Adjusted operating profit is defined as operating profit  excluding actions. Adjusted gross profit is defined as gross profit excluding actions. Adjusted SG&A is defined as selling,  general and administrative expenses excluding actions.    Charges for actions taken in 2019 primarily represent supply chain network changes, program exist costs and overhead  reduction as well as completion of outstanding acquisition integration.  Charges for actions taken in 2020 include supply  chain restructuring actions, program exit costs and COVID‐19 related non‐cash charges. Acquisition and integration costs  include legal fees, consulting fees, bank fees, severance costs, certain purchase accounting items, facility closures,    2

  inventory write‐offs, information technology integration costs and similar charges related to the integration of recently  acquired businesses. While these costs are not operational in nature and are not expected to continue for any singular  transaction on an ongoing basis, similar types of costs, expenses and charges have occurred in prior periods and may  recur in future periods depending upon acquisition activity.    We have chosen to present these non‐GAAP measures to investors to enable additional analyses of past, present and  future operating performance and as a supplemental means of evaluating operations absent the effect of acquisitions  and other actions. We believe these non‐GAAP measures provide management and investors with valuable  supplemental information for analyzing the operating performance of the Company’s ongoing business during each  period presented without giving effect to costs associated with the execution and integration of any of the  aforementioned actions taken.    We have also chosen to present EBITDA, adjusted EBITDA and the ratio of net debt to adjusted EBITDA to investors  because we consider these measures to be an important supplemental means of evaluating operating performance.  EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as  EBITDA excluding actions and stock compensation expense. Net debt is defined as total debt less cash and cash  equivalents. We believe that these metrics are frequently used by securities analysts, investors and other interested  parties in the evaluation of companies in the industry, and management uses the ratio of net debt to adjusted EBITDA  for planning purposes in connection with setting our capital allocation strategy. These metrics should not, however, be  considered as measures of discretionary cash available to invest in the growth of the business.    In addition, with respect to 2020 financial performance, we have chosen to present certain year over year comparisons  with respect to our rebased 2019 business, which excludes the exited C9 Champion program and DKNY license.  We  believe this information is useful to management and investors to facilitate a more meaningful comparison of the results  of the company’s ongoing business between 2019 and 2020.    We are a global company that reports financial information in U.S. dollars in accordance with GAAP. As a supplement to  our reported operating results, we also present constant currency financial information, which is a non‐GAAP financial  measure that excludes the impact of translating foreign currencies into U.S. dollars. We use constant currency  information to provide a framework to assess how the business performed excluding the effects of changes in the rates  used to calculate foreign currency translation. We believe this information is useful to management and investors to  facilitate comparison of operating results and better identify trends in our businesses.  To calculate foreign currency  translation on a constant currency basis, operating results for the current year period for entities reporting in currencies  other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the comparable  period of the prior year (rather than the actual exchange rates in effect during the current year period).  Organic sales are net sales excluding those derived from businesses acquired within the previous 12 months of a reporting  date.    We believe constant currency and organic sales information is useful to management and investors to facilitate  comparison of operating results and better identify trends in the company’s businesses.    Non‐GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an  alternative to, or substitute for, financial results prepared in accordance with GAAP. Further, the non‐GAAP measures  presented may be different from non‐GAAP measures with similar or identical names presented by other companies.   See our press release dated April 30, 2020 to reconcile quarterly and full‐year non‐GAAP performance measures to the  most directly comparable GAAP measure, as well as to reconcile year over year comparisons based on our rebased 2019  business.  A copy of the press release is available at www.Hanes.com/investors.        3

    Cautionary Statement Concerning Forward‐Looking Statements  These FAQs certain “forward‐looking statements,” as defined under U.S. federal securities laws, with respect to our long‐ term goals and trends associated with our business, as well as guidance as to future performance. In particular, among  others, statements regarding the potential impact of the COVID‐19 outbreak on our business and financial performance,  guidance and predictions regarding expected operating results, including related to our new business line for cotton face  masks and other personal protection garments, and our belief that we have sufficient liquidity to fund our ongoing  business operations are forward‐looking statements. These forward‐looking statements are based on our current intent,  beliefs, plans and expectations. Readers are cautioned not to place any undue reliance on any forward‐looking statements.  Forward‐looking statements necessarily involve risks and uncertainties, many of which are outside of our control, that  could cause actual results to differ materially from such statements and from our historical results and experience. These  risks and uncertainties include such things as: the potential effects of the COVID‐19 outbreak, including on consumer  spending, global supply chains and financial markets; the highly competitive and evolving nature of the industry in which  we compete; the rapidly changing retail environment; any inadequacy, interruption, integration failure or security failure  with respect to our information technology; the impact of significant fluctuations and volatility in various input costs, such  as cotton and oil‐related materials, utilities, freight and wages; our ability to attract and retain a senior management team  with the core competencies needed to support growth in global markets; our ability to properly manage strategic projects  in order to achieve the desired results; significant fluctuations in foreign exchange rates; our reliance on a relatively small  number of customers for a significant portion of our sales; legal, regulatory, political and economic risks related to our  international operations; our ability to effectively manage our complex multinational tax structure; the existence of a  material weakness in our internal control over financial reporting; ; and other risks identified from time to time in our most  recent Securities and Exchange Commission reports, including our annual report on Form 10‐K and quarterly reports on  Form 10‐Q. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect  future results, the above list should not be considered a complete list. Any forward‐looking statement speaks only as of the  date on which such statement is made, and we undertake no obligation to update or revise any forward‐looking statement,  whether as a result of new information, future events or otherwise, other than as required by law.        4